Exhibit 99.1

PALMSOURCE, INC.

SEPARATION AGREEMENT

This Separation Agreement (this “Agreement”) is made by and between PalmSource, Inc. (“PalmSource”) and you, David C. Nagel (hereinafter “you” and “your”), on May 22, 2005. In connection with the termination of your services as PalmSource’s President and Chief Executive Officer, your resignation as a director of PalmSource and as an officer and director of PalmSource’s subsidiaries, effective as of May 22, 2005, and your simultaneous continuation of employment as a part-time employee of PalmSource (as described more fully in Section 2 below), PalmSource and you agree as follows:

1. In exchange for the benefits set forth in clauses (a) through (d) below (collectively, referred to herein as the “Initial Severance Benefits”):

a. a lump sum payment equal to 200% of annual base salary payment in the aggregate amount of $1,240,000, less standard withholdings and deductions, and the payment of 100% of your target annual bonus which is an aggregate amount of $620,000, less standard withholdings and deductions;

b. the acceleration of vesting of all your remaining unvested options to purchase common stock of PalmSource, Inc. (“PalmSource”) held by you;

c. the health, dental and vision benefits coverage for two years in accordance with the conditions set forth in the Severance Agreement, and

d. payment of (i) any unpaid base salary due for periods prior to the date of your termination, less standard withholdings and deductions, (ii) a prorated annual bonus calculated at 100% of the unpaid target level bonus under PalmSource FY2005 Bonus Plan for the period from the beginning of PalmSource’s 2005 Fiscal Year through the date of your resignation, in the aggregate amount of $620,000, less standard withholdings and deductions, and (iii) all accrued and unused paid-time off through the date of your termination, less standard withholdings and deductions;

you agree to release and hereby do release PalmSource, its past and present parents, subsidiaries and affiliates, and its and their benefits plans (collectively, hereinafter the “Company”), from all claims, demands, actions or liabilities you may have against the Company of whatever kind through the date that you sign this Agreement including, but not limited to, those that are related to your employment with PalmSource, the termination of that employment, or other severance payments or claims for attorneys’ fees (such release, the “Release”). The payments described in this Section 1 shall be paid on the first business day following the seventh day after the Company has received your original signature on this Agreement. The payments described in this Section 1 are in lieu of all your rights and benefits described in the PalmSource, Inc. Severance Agreement dated August 14, 2003 (the “Severance Agreement”), a copy of which is attached hereto as Exhibit A. The Initial Severance Benefits and Additional Severance Benefits (as defined below) are the same benefits as were provided for in the Severance Agreement, except as provided in Section 2 below.

2. In exchange for (i) your agreement to continue as a part-time employee, working no more than 40 hours per month, to provide transition services to PalmSource through July 15, 2005, at which point your complete separation from PalmSource shall become effective, and (ii) the execution of a Release and Covenant Not to Sue, in substantially the form attached hereto as Exhibit B (the “Additional Release”), you and PalmSource agree as follows:

a. your new title with PalmSource will be Transition Projects Advisor, you will be paid the nominal consideration set forth in Schedule 1, and you will not be eligible to participate in any bonus plan PalmSource may adopt for the 2006 fiscal year; and

b. you will be entitled to the acceleration of vesting of 268,445 shares of restricted stock of PalmSource owned by you as of the effective date of the Additional Release, which will be transferred by PalmSource’s transfer agent to your account as of such time (such benefit referred to herein as the “Additional Severance Benefit,” and collectively, with the Initial Severance Benefits, the “Severance Benefits”).

3. You agree that this also releases from liability the Company’s agents, directors, officers, employees, representatives, successors and assigns.

4. You agree that you have voluntarily executed this Agreement, including the Release, on your own behalf, and also on behalf of any heirs, agents, representatives, successors and assigns that you may have now or in the future. You also agree that the Release set forth in this Agreement covers, but is not limited to, claims arising from the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act, the Worker Adjustment and Retraining Notification Act, the California Labor and Government Codes, the Sarbanes-Oxley Act, the Family Medical Leave Act, the California Family Rights Act, and any other federal, state or local law or regulation including, but not limited to, those dealing with discrimination, harassment or retaliation in employment including, but not limited to, discrimination, harassment, or retaliation based on sex, sexual orientation, race, national origin, religion, disability, veteran status, whistle blowing or other protected activity, or age, and claims for your attorneys’ fees. You also agree that the Release includes, but is not limited to, claims based on theories of contract or tort, whether based on common law or otherwise, including any claims under your Severance Agreement. The only claims not waived by you under the Release are claims for:

a. unemployment or any state disability insurance benefits pursuant to the terms of applicable state law;

b. workers’ compensation insurance benefits under the terms of any workers’ compensation insurance policy or fund;

c. continued participation in certain of the Company’s group benefit plans pursuant to the federal law known as COBRA; and

d. non-forfeitable rights to your accrued benefits (within the meaning of Sections 203 and 204 of the Employee Retirement Income Security Act of 1974, as amended), as of the date of termination of your PalmSource employment, under PalmSource’s 401(k) plan.

5. The Release covers both claims that you know about and those that you may not know about which have accrued by the time you execute this Agreement. In order to make this Agreement, including the Release, effective against unknown or concealed claims, you expressly waive all rights you might have under any law that is designed to protect you from waiving unknown claims, including California Civil Code Section 1542, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

In the event that you do not understand Section 1542 or its legal effect on you, you are advised to seek legal counsel.

6. Given this Agreement, you acknowledge and agree that you will not sue or initiate against the Company any action or proceeding, or participate in same, individually or as a member of a class, under any contract (express or implied), law, or regulation, federal, state, or local, pertaining in any manner whatsoever to the claims released by you in the Release. You specifically warrant and represent that you do not have any pending complaint or charge against the Company in any state or federal court or any local, state or federal agency based on your employment with PalmSource or on any other events occurring prior to the execution of this Agreement.

7. You acknowledge and agree that:

a. The Initial Severance Benefits provided pursuant to this Agreement constitute consideration for this Agreement, in that they are payments and benefits to which you would not have been entitled had you not signed this Agreement. The Initial Severance Benefits provided pursuant to this Agreement are in lieu of any other rights, payment or benefits you may have been eligible to receive from the Company and you expressly waive any such rights, payment or benefits in exchange for the Initial Severance Benefits provided under this Agreement.

b. You have been given the opportunity to take a period of at least 21 days within which to consider this Agreement, including the Release, and to review all documentation associated with this Agreement provided to you by PalmSource. In the event you execute this Agreement before that time, you certify, by such execution, that you knowingly and voluntarily waived the right to the full 21 days, for reasons personal to you, with no pressure by any PalmSource representative to do so.

c. The Release set forth in this Agreement does not waive any claims that you may have that arise after the date you sign this Agreement.

d. You have not relied on any representations, promises, or agreements of any kind, whether written or oral, made to you in connection with your voluntary decision to accept the Initial Severance Benefits, except for those set forth in this document.

e. You understand that your entitlement to the Initial Severance Benefits is conditioned upon your compliance with all of the terms of the Severance Agreement, including but not limited to Section 7 regarding Non-Solicitation of Employees for a period of one year.

f. You acknowledge and agree that you will not at any time, unless compelled by lawful process, disclose or use for your own benefit or purposes or for the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other organization, entity or enterprise, any Company or the Company’s customers’ or vendors’ Confidential Information. “Confidential Information” means all confidential and proprietary information, whether written and oral, and in any form or on any media, including, without limitation, all software code, programs and documentation, any trade secrets relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotions, credit and financial data, financing methods, technical information, technology, intellectual property, mergers, acquisitions, divestitures, employees or plans of the Company. In the event that you are ordered to disclose any Confidential Information, whether in a legal or regulatory proceeding or otherwise, you shall provide the Company with prompt written notice of such request or order so that the Company may seek to prevent disclosure. In the case of any disclosure, you shall disclose only that portion of the Confidential Information that you are ordered by legal process to disclose. You further represent to the Company that, as of the date of this Agreement, you have returned to Company all documents or other tangible items containing or constituting Confidential Information which were previously in your possession or control (including, but not limited to, any data contained on any form of electronic, computer or other media, such as computer disks, hard drives, e-mail accounts), and further acknowledge that these obligations continue after your employment with PalmSource terminates. This provision does not restrict you from being employed by a competitor of, or otherwise competing with, PalmSource.

g. You agree that you will refrain at any time, including without limitation the time prior to this Agreement becoming effective, from taking any actions or making any statements, written or oral, which would disparage or defame the Company’s goodwill or reputation, or the goodwill or reputation of any of the Company’s current or former directors, officers, or employees, or adversely affect the Company’s relationship(s) with any current or past customers, analysts, investors, rating agencies, media representatives, external consultants, or any other entity with whom they do business or intend to do business. You also agree that you will not act as a source (attributable or otherwise) with the media or any other person or entity regarding any information you have acquired, including Confidential Information, in connection with your employment with PalmSource. The Company’s executive officers and members of the Human Resources Department shall be instructed to follow the Company’s standard practice with respect to the departing employees in providing only confirmations of your employment dates and title.

h. You agree that you will continue to cooperate with the Company in connection with all inquiries and/or investigations (internal, regulatory or otherwise, including but not limited to any Company investigation into Compliance or other policy violations), and in connection with any and all claims or pending or future disputes or investigations of any nature whatsoever pertaining to Company’s business or relationships (collectively “Proceedings”), with respect to which you have relevant information, regardless of whether the Company is or becomes a named party, to the extent reasonably requested by the Company. You acknowledge and agree that such cooperation may include, but shall in no way be limited to, being available for an interview with the Company or its attorneys and representatives, providing to the Company any documents in your possession or under your control relating to any Proceedings, providing truthful sworn statements in connection with any Proceedings, and traveling as necessary to provide testimony in connection with any Proceedings. You also agree, upon reasonable request by the Company, to provide information to the Company that you learned during the course of your employment relationship with PalmSource relating to the transition of your duties and responsibilities to other employees. If you are served with process concerning any matter in which the Company has an interest, you agree to promptly notify the Company. The Company confirms its expectation that you will provide truthful information in accordance with this paragraph.

8. This Agreement is not effective or enforceable for 7 days after you sign it, and you may revoke it during that time. To revoke, you agree to deliver written notice of your revocation to Doreen Yochum. This written notice of revocation must be delivered prior to the conclusion of the seventh day after you sign the Agreement.

9. You acknowledge herein that you have been given the opportunity to consult an attorney of your own choosing about this Agreement, including the Release, prior to signing the Agreement.

10. You acknowledge and represent that you have not assigned or transferred any claim you are releasing, nor have you purported to do so.

11. The Company agrees to assist you in filing any Forms 4 or 5 that you may be required to file under Section 16 of the Securities Exchange Act of 1934; provided that you timely submit to the Company all of the necessary information related thereto.

12. You agree that this Agreement and the payments made pursuant to it are not an admission of guilt or wrongdoing by the Company, and you acknowledge that the Company does not believe or admit that it has done anything wrong.

13. The Company and you agree to resolve any claims or disputes you may have with each other arising out of or relating to this Agreement (“Arbitrable Dispute”) or your employment with or separation from, the Company, through binding arbitration before the American Arbitration Association under its Employment Dispute Resolution Rules. The prevailing party in any such arbitration shall be awarded its reasonable attorneys’ fees and costs, unless such fee shifting provision is not authorized by law. By entering into this Agreement, both you and the Company waive any right to have any Arbitrable Dispute resolved in a court of law by a judge or jury. Arbitration shall be the exclusive remedy for any Arbitrable Dispute. Should you or the Company attempt to resolve an Arbitrable Dispute by any method other than arbitration pursuant to this Section, the responding party will be entitled to recover from the initiating party all damages, expenses, and attorneys’ fees incurred as a result of that breach.

14. This Agreement, its attachments, and any agreements related to stock options or stock purchases contain all of the terms, promises, representations, and understanding between the parties, and supersedes any other oral or written agreement or understanding between the parties prior to the date hereof.

15. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall, nevertheless, continue in full force and effect without being impaired or invalidated in any way.

16. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which shall constitute one instrument. It shall not be necessary in making proof of this Agreement to account for more than one counterpart.

17. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

TAKE THIS AGREEMENT HOME, READ IT, AND CAREFULLY CONSIDER ALL OF ITS PROVISIONS BEFORE SIGNING IT. THIS AGREEMENT INCLUDES A RELEASE OF KNOWN AND UNKNOWN CLAIMS. IF YOU WISH, YOU SHOULD CONSULT YOUR ATTORNEY.

[signature page attached]

I declare under penalty of perjury under the laws of the United States and California that the foregoing is true.

Dated: May 22, 2005	DAVID C. NAGEL

/s/ David Nagel

Dated: May 23, 2005	PALMSOURCE, INC.

	By:	/s/ Patrick S. McVeigh
	Name:	Patrick S. McVeigh
	Its:	Interim CEO

EXHIBIT A

PALMSOURCE, INC. SEVERANCE AGREEMENT

[previously filed]

EXHIBIT B

PALMSOURCE, INC.

GENERAL RELEASE AND COVENANT NOT TO SUE

1. In exchange for the Additional Severance Benefit described in Section 2 of the attached PalmSource, Inc. Separation Agreement dated May 22, 2005, attached hereto as Exhibit A (the “Separation Agreement”), David C. Nagel (heretofore and hereinafter “you” and “your”) agrees to release and hereby does release PalmSource, its past and present parents, subsidiaries and affiliates, and its and their benefits plans (collectively, hereinafter the “Company”), from all claims, demands, actions or liabilities you may have against the Company of whatever kind through the date that you sign this Release including, but not limited to, those that are related to your employment with PalmSource, the termination of that employment, or other severance payments or claims for attorneys’ fees. The Additional Severance Benefits shall be provided within on the first business day following the seventh day after PalmSource has received your original signature page to this Release.

2. You agree that this also releases from liability the Company’s agents, directors, officers, employees, representatives, successors and assigns.

3. You agree that you have voluntarily executed this Release on your own behalf, and also on behalf of any heirs, agents, representatives, successors and assigns that you may have now or in the future. You also agree that this Release covers, but is not limited to, claims arising from the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act, the Worker Adjustment and Retraining Notification Act, the California Labor and Government Codes, the Sarbanes-Oxley Act, the Family Medical Leave Act, the California Family Rights Act, and any other federal, state or local law or regulation including, but not limited to, those dealing with discrimination, harassment or retaliation in employment including, but not limited to, discrimination, harassment, or retaliation based on sex, sexual orientation, race, national origin, religion, disability, veteran status, whistle blowing or other protected activity, or age, and claims for your attorneys’ fees. You also agree that this Release includes, but is not limited to, claims based on theories of contract or tort, whether based on common law or otherwise, including any claims under your Severance Agreement. The only claims not waived by you under this Release are claims for:

a. unemployment or any state disability insurance benefits pursuant to the terms of applicable state law;

b. workers’ compensation insurance benefits under the terms of any workers’ compensation insurance policy or fund;

c. continued participation in certain of the Company’s group benefit plans pursuant to the federal law known as COBRA; and

d. non-forfeitable rights to your accrued benefits (within the meaning of Sections 203 and 204 of the Employee Retirement Income Security Act of 1974, as amended), as of the date of termination of your PalmSource employment, under PalmSource’s 401(k) plan.

4. This Release covers both claims that you know about and those that you may not know about which have accrued by the time you execute this Release. In order to make this Release effective against unknown or concealed claims, you expressly waive all rights you might have under any law that is designed to protect you from waiving unknown claims, including California Civil Code Section 1542, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

In the event that you do not understand Section 1542 or its legal effect on you, you are advised to seek legal counsel.

5. Given this Release, you acknowledge and agree that you will not sue or initiate against the Company any action or proceeding, or participate in same, individually or as a member of a class, under any contract (express or implied), law, or regulation, federal, state, or local, pertaining in any manner whatsoever to the claims released by you in this Release. You specifically warrant and represent that you do not have any pending complaint or charge against the Company in any state or federal court or any local, state or federal agency based on your employment with PalmSource or on any other events occurring prior to the execution of this Release.

6. You acknowledge and agree that:

a. The Additional Severance Benefits provided pursuant to this Release constitute consideration for this Release, in that they are payments and benefits to which you would not have been entitled had you not signed this Release. The Additional Severance Benefits provided pursuant to this Release are in lieu of any other rights, payment or benefits you may have been eligible to receive from the Company and you expressly waive any such rights, payment or benefits in exchange for the Additional Severance Benefits provided under this Release.

b. You have been given the opportunity to take a period of at least 21 days within which to consider this Release and to review all documentation associated with this Release provided to you by PalmSource. In the event you execute this Release before that time, you certify, by such execution, that you knowingly and voluntarily waived the right to the full 21 days, for reasons personal to you, with no pressure by any PalmSource representative to do so.

c. This Release does not waive any claims that you may have that arise after the date you sign this Release.

d. You have not relied on any representations, promises, or agreements of any kind, whether written or oral, made to you in connection with your voluntary decision to accept the Additional Severance Benefits, except for those set forth in this document.

e. You understand that your entitlement to the Severance Benefits (as such term is defined in the Separation Agreement) is conditioned upon your compliance with all of the terms of the Severance Agreement (as defined in the Separation Agreement), including but not limited to Section 7 thereof regarding Non-Solicitation of Employees.

f. You acknowledge and agree that you will not at any time, unless compelled by lawful process, disclose or use for your own benefit or purposes or for the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other organization, entity or enterprise, any Company or the Company’s customers’ or vendors’ Confidential Information. “Confidential Information” means all confidential and proprietary information, whether written and oral, and in any form or on any media, including, without limitation, all software code, programs and documentation, any trade secrets relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotions, credit and financial data, financing methods, technical information, technology, intellectual property, mergers, acquisitions, divestitures, employees or plans of the Company. In the event that you are ordered to disclose any Confidential Information, whether in a legal or regulatory proceeding or otherwise, you shall provide the Company with prompt written notice of such request or order so that the Company may seek to prevent disclosure. In the case of any disclosure, you shall disclose only that portion of the Confidential Information that you are ordered by legal process to disclose. You further represent to the Company that, as of the date of this Release, you have returned to Company all documents or other tangible items containing or constituting Confidential Information which were previously in your possession or control (including, but not limited to, any data contained on any form of electronic, computer or other media, such as computer disks, hard drives, e-mail accounts), and further acknowledge that these obligations continue after your employment with PalmSource terminates. This provision does not restrict you from being employed by a competitor of, or otherwise competing with, PalmSource.

g. You further represent to the Company that, as of the date of this Release, you have returned to the Company all Company-owned property in your possession.

h. You agree that you will refrain at any time, including without limitation the time prior to this Release becoming effective, from taking any actions or making any statements, written or oral, which would disparage or defame the Company’s goodwill or reputation, or the goodwill or reputation of any of the Company’s current or former directors, officers, or employees, or adversely affect the Company’s relationship(s) with any current or past customers, analysts, investors, rating agencies, media representatives, external consultants, or any other entity with whom they do business or intend to do business. You also agree that you will not act as a source (attributable or otherwise) with the media or any other person or entity regarding any information you have acquired, including Confidential Information, in connection with your employment with PalmSource. The Company’s executive officers and members of the Human Resources Department shall be instructed to follow the Company’s standard practice with respect to the departing employees in providing only confirmations of your employment dates and title.

i. You agree that you will continue to cooperate with the Company in connection with all inquiries and/or investigations (internal, regulatory or otherwise, including but not limited to any Company investigation into Compliance or other policy violations), and in connection with any and all claims or pending or future disputes or investigations of any nature whatsoever pertaining to Company’s business or relationships (collectively “Proceedings”), with respect to which you have relevant information, regardless of whether the Company is or becomes a named party, to the extent reasonably requested by the Company. You acknowledge and agree that such cooperation may include, but shall in no way be limited to, being available for an interview with the Company or its attorneys and representatives, providing to the Company any documents in your possession or under your control relating to any Proceedings, providing truthful sworn statements in connection with any Proceedings, and traveling as necessary to provide testimony in connection with any Proceedings. You also agree, upon reasonable request by the Company, to provide information to the Company that you learned during the course of your employment relationship with PalmSource relating to the transition of your duties and responsibilities to other employees. If you are served with process concerning any matter in which the Company has an interest, you agree to promptly notify the Company. The Company confirms its expectation that you will provide truthful information in accordance with this paragraph.

7. This Release is not effective or enforceable for 7 days after you sign it, and you may revoke it during that time. To revoke, you agree to deliver written notice of your revocation to Doreen Yochum. This written notice of revocation must be delivered prior to the conclusion of the seventh day after you sign the Release.

8. You acknowledge herein that you have been given the opportunity to consult an attorney of your own choosing about this Release prior to signing the Release.

9. You acknowledge and represent that you have not assigned or transferred any claim you are releasing, nor have you purported to do so.

10. You agree that this Release and the payments made pursuant to it are not an admission of guilt or wrongdoing by the Company, and you acknowledge that the Company does not believe or admit that it has done anything wrong.

11. The Company and you agree to resolve any claims or disputes you may have with each other arising out of or relating to this Release (“Arbitrable Dispute”) or your employment with or separation from, the Company, through binding arbitration before the American Arbitration Association under its Employment Dispute Resolution Rules. The prevailing party in any such arbitration shall be awarded its reasonable attorneys’ fees and costs, unless such fee shifting provision is not authorized by law. By entering into this Release, both you and the Company waive any right to have any Arbitrable Dispute resolved in a court of law by a judge or jury. Arbitration shall be the exclusive remedy for any Arbitrable Dispute. Should you or the Company attempt to resolve an Arbitrable Dispute by any method other than arbitration pursuant to this Section, the responding party will be entitled to recover from the initiating party all damages, expenses, and attorneys’ fees incurred as a result of that breach.

12. This Release, its attachments, and any agreements related to stock options or stock purchases contain all of the terms, promises, representations, and understanding between the parties, and supersedes any other oral or written agreement or understanding between the parties prior to the date hereof.

13. If any provision of this Release is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall, nevertheless, continue in full force and effect without being impaired or invalidated in any way.

14. This Release may be executed in one or more counterparts, each of which shall constitute an original, and all of which shall constitute one instrument. It shall not be necessary in making proof of this Release to account for more than one counterpart.

15. This Release shall be governed by and construed in accordance with the laws of the State of California.

TAKE THIS RELEASE HOME, READ IT, AND CAREFULLY CONSIDER ALL OF ITS PROVISIONS BEFORE SIGNING IT. THIS RELEASE INCLUDES A RELEASE OF KNOWN AND UNKNOWN CLAIMS. IF YOU WISH, YOU SHOULD CONSULT YOUR ATTORNEY.

[signature page follows]

I declare under penalty of perjury under the laws of the United States and California that the foregoing is true.

Dated:	DAVID C. NAGEL

Dated:	PALMSOURCE, INC.

By:
Name:
Its:

EXHIBIT A

PALMSOURCE, INC. SEPARATION AGREEMENT

SCHEDULE 1

[intentionally omitted]